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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 18, 2005

Merrill Lynch Mortgage Investors, Inc. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-A2)

                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact name of registrant as specified in its charter)

       Delaware                                       333-112231                        33-3416059
       --------                                       ----------                        ----------
(State or Other Jurisdiction                         (Commission                     (I.R.S. Employer
of Incorporation)                                    File Number)                  Identification No.)

4 World Financial Center
New York, New York                                                                        10281
------------------                                                                        -----
(Address of Principal                                                                   (Zip Code)
Executive Offices)
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Registrant's telephone number, including area code, is (212) 449-1000

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


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))



Item 8.01.        Other Events.
                  ------------

              On or about February 28, 2005, the Registrant will cause the issuance and sale of MLMI Series 2005-A2 Mortgage Pass-Through Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 2005, between the Registrant as depositor, Wells Fargo Bank, N.A. as master servicer and securities administrator, and Wachovia Bank, National Association, as trustee.



Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits
                  ---------------------------------------------------------

         (a)      Financial Statements.
                  ---------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  --------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

                ITEM 601(A) OF
                REGULATION S-K
EXHIBIT NO.     EXHIBIT NO.             DESCRIPTION
-----------     -----------             -----------
     1              4                   Pooling and Servicing Agreement, dated
                                        as of February 1, 2005 among Merrill
                                        Lynch Mortgage Investors, Inc., as
                                        depositor, Wells Fargo Bank, N.A., as
                                        master servicer and securities
                                        administrator and Wachovia Bank,
                                        National Association, as trustee. (In
                                        accordance with Rule 202 of Regulation
                                        S-T, Exhibit H, the mortgage loan
                                        schedule, is being filed in paper
                                        pursuant to a continuing hardship
                                        exemption.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     MERRILL LYNCH MORTGAGE
                                                     INVESTORS, INC.

                                                     By:      /s/ Paul Park
                                                              ------------------
                                                     Name:    Paul Park
                                                     Title:   Managing Director

Dated: March 15, 2005


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                                  EXHIBIT INDEX

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
        Item 601(a) of             Sequentially Exhibit            Regulation S-K                  Numbered
            Number                      Exhibit No.                  Description                     Page
            ------                      -----------                  -----------                     ----
              1                              4                  Pooling and Servicing                  5
                                                                      Agreement
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